UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut		06905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The information set forth in the press release issued by Frontier Communications Corporation on May 17, 2012 attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

By:	/s/ Nancy S. Rights
Name:	Nancy S. Rights
Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: May 17, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 17, 2012